UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 30, 2003

                             WILLIAMS CONTROLS, INC.
               (Exact name of Company as specified in its charter)

       Delaware                    0-18083                   84-1099587
-------------------------  -------------------------  -------------------------
    (State or other
     jurisdiction of                                     (I.R.S. Employer
     incorporation)          (Commission File No.)        Identification No.)

                   14100 S.W. 72nd Avenue, Portland, OR 97224
                  --------------------------------------------
                    (Address of Principal Executive Offices)

                                 (503) 684-8600
                                ----------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                ----------------
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

On June 30, 2003 Williams Controls, Inc.'s issued a press regarding evaluation of its strategic direction and the decision to divest of its passenger car and light truck product lines. The press release is attached hereto as Exhibit 99.1 and incorporated by reference.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.

                                                    WILLIAMS CONTROLS, INC.


Date:  July 1, 2003                          By:    /s/ DENNIS E. BUNDAY
                                                    ------------------------
                                                    Dennis E. Bunday
                                                    Chief Financial Officer